UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2006
WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-32721	20-3472415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
6500 Trowbridge Drive
El Paso, Texas 79905
(Address of principal executive offices)
(915) 775-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02 Unregistered Sales of Equity Securities
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Other Exhibits
SIGNATURES
EXHIBIT INDEX
Contribution Agreement dated January 24, 2006
Registration Rights Agreement
Employment Agreement - Paul L. Foster
Employment Agreement - Jeff A. Stevens
Employment Agreement - Ralph A. Schmidt
Employment Agreement - Scott D. Weaver
Employment Agreement - Gary R. Dalke
Employment Agreement - Lowry Barfield
Indemnification Agreement
Amended and Restated Revolving Credit Agreement

Item 1.01 Entry into a Definitive Material Agreement
Employment Agreements
     On January 24, 2006, Western Refining GP, LLC, a wholly-owned subsidiary of Western Refining, Inc. (the “Company”), entered into Employment Agreements with each of Paul L. Foster, President and Chief Executive Officer, Jeff A. Stevens, Executive Vice President, Ralph A. Schmidt, Chief Operating Officer, Scott D. Weaver, Chief Administrative Officer and Assistant Secretary, Gary R. Dalke, Chief Financial Officer and Treasurer, and Lowry Barfield, Vice President—Legal, General Counsel and Secretary. These Employment Agreements have an initial term that expires on January 24, 2009 but will automatically be extended for successive one-year terms unless either party gives written notice within 180 days prior to the end of the term to the other party that such party desires not to renew the Employment Agreement. The Employment Agreements for Messrs. Weaver and Barfield recognize that they are not required to devote substantially all of their time to the Company’s business and affairs and may pursue the management of other investments for a portion of their time.
     The Employment Agreements provide for an annual base salary of $675,000, $525,000, $420,000, $337,500, $275,000 and $250,000 for Messrs. Foster, Stevens, Schmidt, Weaver, Dalke and Barfield, respectively. In addition, each of Messrs. Foster, Stevens, Schmidt, Weaver, Dalke and Barfield are eligible to participate in any annual bonus plan applicable to the executive and approved by the board of directors or the compensation committee of the Company, in amounts to be determined by the compensation committee, based on criteria established by the compensation committee. During the period of employment under these agreements, each of the officers are also entitled to additional benefits, including reimbursement of business and entertainment expenses, paid vacation, an automobile allowance and participation in other Company benefits, plans or programs that may be available to other executives or employees of the Company.
     If one of these officer’s employment is involuntarily terminated without cause, the employee will be entitled to severance in an amount equal to two times the employee’s annual base salary, to be paid over a two-year period in monthly payments equal to one-twelfth his annual base salary. If such involuntary termination occurs during a change of control period, this severance amount will be paid in a lump sum and its calculation will include bonuses received by the officer. In addition to severance payment(s), the employee may be entitled to continue to participate in certain employee benefit plans for a period of up to two years.
     The above description of the Employment Agreements does not purport to be a complete statement of the parties’ rights and obligations thereunder. The above statements are qualified in their entirety by reference to the Employment Agreements, a copy of which for each of Messrs. Foster, Stevens, Schmidt, Weaver, Dalke and Barfield is attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and is incorporated herein by reference.
Indemnification Agreements
     On January 24, 2006, the Company entered into Indemnification Agreements with each of Messrs. Foster, Stevens, Schmidt, Weaver, Dalke, Barfield and Brian J. Hogan, a director.

Pursuant to the indemnification agreements, the Company has agreed to indemnify such persons against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement incurred as a result of the fact that such person, in his or her capacity as a director or officer of the Company, is made or threatened to be made a party to any suit or proceeding. These persons will be indemnified to the fullest extent now or hereafter permitted by the Delaware General Corporation Law. The Indemnification Agreements also provide for the advancement of expenses to these directors and officers in connection with any suit or proceeding.
     The above description of the Indemnification Agreements does not purport to be a complete statement of the parties’ rights and obligations thereunder. The above statements are qualified in their entirety by reference to the Indemnification Agreements, a form of which has been entered into with each of Messrs. Foster, Stevens, Schmidt, Weaver, Dalke, Barfield and Hogan is attached hereto as Exhibit 10.7 and is incorporated herein by reference.
Registration Rights Agreement
     The description of the Registration Rights Agreement entered into by the Company on January 24, 2006 is described below under Item 3.02 and is incorporated into this Item 1.01 by reference.
Contribution Agreement
     The description of the Contribution Agreement entered into by the Company on January 24, 2006 is described below under Item 3.02 and is incorporated into this Item 1.01 by reference.
Amended and Restated Revolving Credit Agreement
     The description of the Amended and Restated Revolving Credit Agreement entered into by the Company on January 24, 2006 is described below under Item 2.03 and is incorporated into this Item 1.01 by reference.
Item 1.02 Termination of a Material Definitive Agreement
     On January 24, 2006, Western Refining Company, L.P., a wholly-owned subsidiary of the Company (“WRCLP”), terminated the Amended and Restated Term Loan, dated as of July 29, 2005, among WRCLP, each lender from time to time party thereto and Bank of America, N.A. (the “Term Loan”). WRCLP had entered into the delayed-draw term loan facility arranged by Banc of America Securities LLC on July 29, 2005. The Term Loan provided for loans of up to $200 million, which were available in $150 million and $50 million tranches. WRCLP had borrowed $150 million under the facility on July 29, 2005, and subject to certain conditions, the remaining $50 million under the term loan facility could have been borrowed at any time until November 30, 2005. On October 28, 2005, WRCLP elected to terminate the remaining $50 million of availability under the Term Loan. Debt outstanding under the Term Loan was $150 million at September 30, 2005. In December 2005, WRCLP made a required principal payment of $500,000 under the Term Loan, thereby leaving an outstanding principal balance of $149.5 million at December 31, 2005. The Term Loan, which was secured by WRCLP’s fixed assets, was used to refinance certain of its indebtedness and could have been used for working capital and capital expenditures, certain permitted distributions and general corporate purposes. The Term Loan provided for a commitment fee of 0.75% per annum on the $50 million tranche until it was terminated. Borrowing rates were initially based on LIBOR plus 2.5% or prime plus 1.5%, which decreased upon achievement of certain ratings targets. The Term Loan contained customary restrictive covenants, including limitations on debt, investments and dividends and financial covenants relating to minimum equity, minimum interest coverage and maximum leverage. In addition, the Term Loan contained an event of default provision that would have been triggered if the existing beneficial ownership of WRCLP fell below 30%.
     The Term Loan was paid in full with proceeds from the Company’s initial public offering described below under Item 7.01. Banc of America Securities LLC, an affiliate of Bank of America, N.A., served as sole arranger and book manager of the Term Loan. Banc of America Securities LLC was an underwriter in the Company’s initial public offering.
     The above description of the Term Loan does not purport to be a complete statement of the parties’ rights and obligations thereunder. The above statements are qualified in their entirety by reference to the Term Loan, a copy of which was filed as Exhibit 10.8 to the Company’s Registration Statement on Form S-1 (File No. 333-128629), filed on November 3, 2005, and is incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets
     Immediately prior to the closing of the Company’s initial public offering on January 24, 2006 as described below under Item 7.01, WRCLP became a wholly-owned subsidiary of the Company pursuant to a Contribution Agreement, dated January 24, 2006, by and among the Company and the former and current general and limited partners of WRCLP (the “Contribution Agreement”). Upon the closing of the transactions contemplated by the Contribution Agreement, the Company issued 47,692,900 shares of its common stock to WRC Refining Company and RHC Holdings, L.P. in exchange for all of the membership interests in Refinery Company, L.C., the former general partner of WRCLP, and for the limited partner interests in WRCLP, respectively. Refinery Company, L.C. then merged with and into Western Refining GP, LLC, a wholly-owned subsidiary of the Company. As a result, the Company indirectly holds all of the limited and general partner interests in WRCLP. In connection with the closing of the Contribution Agreement and prior to the closing of the offering, WRCLP distributed $147.7 million to its partners.
     Each of Messrs. Foster, Stevens, Schmidt and Weaver are limited partners in RHC Holdings, L.P., the former limited partner of WRCLP, and shareholders in WRC Refining Company, the former member of the former general partner of WRCLP.
     The above description of the Contribution Agreement does not purport to be a complete statement of the parties’ rights and obligations thereunder. The above statements are qualified in their entirety by reference to the Contribution Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On January 24, 2006, the Company and WRCLP, as co-borrowers, entered into an Amended and Restated Revolving Credit Agreement (the “Credit Agreement”) with a group of banks led by Bank of America, N.A., as administrative agent. The Credit Agreement matures on July 28, 2010. The Credit Agreement provides for a collateral-based facility with total borrowing capacity, subject to borrowing base amounts based upon eligible receivables and inventory, of up to $150 million (which can be expanded to $200 million), and provides for letters of credit and swing line loans. The revolving credit facility, secured by certain cash, accounts receivable and inventory, can be used for working capital and capital expenditures, certain permitted distributions and general corporate purposes. The revolving credit facility provides for a quarterly commitment fee of 0.375% per annum, subject to adjustment based upon the Company’s consolidated leverage ratio, and letter of credit fees of 1.875% per annum payable quarterly, subject to adjustment based upon the Company’s consolidated leverage ratio. Borrowing rates are initially based on LIBOR plus 1.875%, subject to adjustment based upon the Company’s consolidated leverage ratio. Availability under the revolving credit facility is subject to the accuracy of representations and warranties and absence of a default. The revolving credit facility contains customary restrictive covenants, including limitations on debt, investments and dividends and financial covenants relating to minimum net worth, minimum interest coverage and maximum leverage. In addition, the revolving credit facility contains an event of default provision that will be triggered if the current voting equity interests of the Company falls below 30% or if WRCLP ceases to be a wholly-owned subsidiary of the Company.
     The above description of the Credit Agreement does not purport to be a complete statement of the parties’ rights and obligations thereunder. The above statements are qualified in their entirety by reference to the Credit Agreement, a copy of which is attached hereto as Exhibit 10.8 and is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities
     In connection with the closing of the Contribution Agreement described in Item 2.01 above, the Company issued an aggregate of 47,692,900 shares of common stock on January 24, 2006 in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption provided in Section 4(2) thereunder. Such shares were issued in exchange for the membership interests in the general partner of, and the limited partner interests in, WRCLP.
     In connection with the Contribution Agreement, the Company entered into a Registration Rights Agreement, dated January 24, 2006, with WRC Refining Company and RHC Holdings, L.P. (the “Registration Rights Agreement”) under which such stockholders and transferees of such holders (including Messrs. Foster, Stevens, Schmidt and Weaver) have certain demand and piggyback registration rights for the shares of the Company’s common stock that they beneficially hold. Under the Registration Rights Agreement, these holders have the right to cause the Company to register the sale of these shares under the Securities Act. Whenever sales of these shares are registered under the Securities Act, the shares will become freely tradable immediately upon the effectiveness of the registration statement, except for shares purchased by affiliates. The Registration Rights Agreement also provides that the Company will pay the costs and expenses, other than underwriting discounts and commissions, related to the registration and sale of shares by these stockholders that are registered pursuant to the Registration Rights Agreement. The Registration Rights Agreement contains customary registration procedures and indemnification and contribution provisions for the benefit of these stockholders and the Company.
     The above description of the Registration Rights Agreement does not purport to be a complete statement of the parties’ rights and obligations thereunder. The above statements are qualified in their entirety by reference to the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
     On January 24, 2006, the Company closed its initial public offering of 25,875,000 shares of common stock, including 18,750,000 shares sold by the Company and an additional 7,125,000 shares sold by selling stockholders (including those sold pursuant to the exercise by the underwriters of the over-allotment option in full).

Item 9.01 Financial Statements and Other Exhibits
(c) Exhibits

Exhibit No.	Description
1.1	Contribution Agreement, dated January 24, 2006, by and among Western Refining, Inc., WRC Refining Company, Refinery Company, L.C., RHC Holdings, L.P., Western Refining GP, LLC, Western Refining LP, LLC and Western Refining Company, L.P.

4.1	Registration Rights Agreement, dated January 24, 2006, by and between Western Refining, Inc., RHC Holdings, L.P. and WRC Refining Company.

10.1	Employment Agreement, dated January 24, 2006, by and between Western Refining GP, LLC and Paul L. Foster.

10.2	Employment Agreement, dated January 24, 2006, by and between Western Refining GP, LLC and Jeff A. Stevens.

10.3	Employment Agreement, dated January 24, 2006, by and between Western Refining GP, LLC and Ralph A. Schmidt.

10.4	Employment Agreement, dated January 24, 2006, by and between Western Refining GP, LLC and Scott D. Weaver.

10.5	Employment Agreement, dated January 24, 2006, by and between Western Refining GP, LLC and Gary R. Dalke.

10.6	Employment Agreement, dated January 24, 2006, by and between Western Refining GP, LLC and Lowry Barfield.

10.7	Indemnification Agreement, dated January 24, 2006, between Western Refining, Inc. and each of the directors and executive officers thereof named on Schedule A thereto.

10.8	Amended and Restated Revolving Credit Agreement, dated as of January 24, 2006, among Western Refining, Inc., Western Refining Company, L.P., each lender from time to time party thereto, and Bank of America, N.A.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.
By:	/s/ Scott D. Weaver
Name:	Scott D. Weaver
Title:	Chief Administrative Officer

Dated: January 24, 2006

EXHIBIT INDEX

Exhibit No.	Description
1.1	Contribution Agreement, dated January 24, 2006, by and among Western Refining, Inc., WRC Refining Company, Refinery Company, L.C., RHC Holdings, L.P., Western Refining GP, LLC, Western Refining LP, LLC and Western Refining Company, L.P.

4.1	Registration Rights Agreement, dated January 24, 2006, by and between Western Refining, Inc., RHC Holdings, L.P. and WRC Refining Company.

10.1	Employment Agreement, dated January 24, 2006, by and between Western Refining GP, LLC and Paul L. Foster.

10.2	Employment Agreement, dated January 24, 2006, by and between Western Refining GP, LLC and Jeff A. Stevens.

10.3	Employment Agreement, dated January 24, 2006, by and between Western Refining GP, LLC and Ralph A. Schmidt.

10.4	Employment Agreement, dated January 24, 2006, by and between Western Refining GP, LLC and Scott D. Weaver.

10.5	Employment Agreement, dated January 24, 2006, by and between Western Refining GP, LLC and Gary R. Dalke.

10.6	Employment Agreement, dated January 24, 2006, by and between Western Refining GP, LLC and Lowry Barfield.

10.7	Indemnification Agreement, dated January 24, 2006, between Western Refining, Inc. and each of the directors and executive officers thereof named on Schedule A thereto.

10.8	Amended and Restated Revolving Credit Agreement, dated as of January 24, 2006, among Western Refining, Inc., Western Refining Company, L.P., each lender from time to time party thereto, and Bank of America, N.A.